Exhibit 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, George Kurtz, the President and Chief Executive Officer of CrowdStrike Holdings, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of CrowdStrike Holdings, Inc. for the fiscal quarter ended July 31, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CrowdStrike Holdings, Inc.

Date: August 26, 2026
	By:	/s/ George Kurtz
	Name:	George Kurtz
	Title:	President, Chief Executive Officer, and Director (Principal Executive Officer)
I, Burt W. Podbere, the Chief Financial Officer of CrowdStrike Holdings, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of CrowdStrike Holdings, Inc. for the fiscal quarter ended July 31, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CrowdStrike Holdings, Inc.

Date: August 26, 2026
	By:	/s/ Burt W. Podbere
	Name:	Burt W. Podbere
	Title:	Chief Financial Officer (Principal Financial Officer)